Exhibit 99.1

Investor Presentation February 2023 Exhibit 99.1

Non - GAAP financial measures As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of the non - GAAP financial measures contained in this document to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this document . This document contains the following non - GAAP financial measures : adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) on a consolidated basis ; adjusted net income from continuing operations attributable to common shareholders and adjusted diluted earnings from continuing operations per share (“adjusted EPS”) ; free cash flow ; adjusted EBITDA (excluding gains on real estate transactions) for our North American less - than - truckload segment ; adjusted operating income (including and excluding gains on real estate transactions and excluding gains on real estate transactions and pension income) for our North American less - than - truckload segment ; adjusted operating ratio (including and excluding gains on real estate transactions and excluding gains on real estate transactions and pension income) for our North American less - than - truckload segment ; net leverage ; net debt ; and return on invested capital ("ROIC") for our North American less - than - truckload segment . We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, XPO and its business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate these non - GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies . These non - GAAP financial measures should only be used as supplemental measures of our operating performance . Adjusted EBITDA, adjusted net income from continuing operations attributable to common shareholders and adjusted EPS include adjustments for transaction and integration costs, as well as restructuring costs, and other adjustments as set forth in the attached tables . Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin - off and may include transaction costs, consulting fees, stock - based compensation, retention awards, and internal salaries and wages (to the extent the individuals are assigned full - time to integration and transformation activities) and certain costs related to integrating and converging IT systems . Restructuring costs primarily relate to severance costs associated with business optimization initiatives . Management uses these non - GAAP financial measures in making financial, operating and planning decisions and evaluating XPO’s and each business segment’s ongoing performance . We believe that free cash flow is an important measure of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value . We calculate free cash flow as net cash provided by operating activities from continuing operations, less payment for purchases of property and equipment plus proceeds from sale of property and equipment . We believe that adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), goodwill impairment charge, tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that adjusted net income from continuing operations attributable to common shareholders and adjusted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs and gains that management has determined are not reflective of our core operating activities, including amortization of acquisition - related intangible assets, transaction and integration costs, restructuring costs and other adjustments as set out in the attached tables . We believe that adjusted operating income and adjusted operating ratio improve the comparability of our operating results from period to period by ( i ) removing the impact of certain transaction and integration costs and restructuring costs, as well as amortization expenses and (ii) including the impact of pension income incurred in the reporting period as set out in the attached tables . We believe that net leverage and net debt are important measures of our overall liquidity position and are calculated by removing cash and cash equivalents from our reported total debt and reporting net debt as a ratio of our year - end reported adjusted EBITDA . We believe that ROIC is an important metric as it measures how effectively we deploy our capital base . ROIC is calculated as net operating profit after tax ("NOPAT"), divided by invested capital . NOPAT is calculated as adjusted EBITDA less corporate costs, depreciation expense, pension income, real estate gains and cash taxes plus operating lease interest . Invested capital is calculated as operating assets less non - debt liabilities . With respect to our financial targets for the six - year period 2021 through 2027 of North American less - than - truckload adjusted EBITDA CAGR, adjusted operating ratio and ROIC, a reconciliation of these non - GAAP measures to the corresponding GAAP measures is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from these non - GAAP target measures . The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward - looking statement of income and statement of cash flows prepared in accordance with GAAP that would be required to produce such a reconciliation . 2

3 Forward - looking statements This document includes forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements relating to our full year 2023 expectations of gross capex of $ 500 million to $ 600 million, interest expense of $ 185 million to $ 195 million, pension income of approximately $ 20 million, effective tax rate of 24 % to 26% , and diluted share count of 117 million, and our six - year period 2021 through 2027 financial targets of North American LTL revenue CAGR of 6 % to 8% , adjusted EBITDA CAGR of 11 % to 13% , adjusted operating ratio improvement of at least 600 bps, and return on invested capital (ROIC) above 30% . All statements other than statements of historical fact are, or may be deemed to be, forward - looking statements . In some cases, forward - looking statements can be identified by the use of forward - looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms . However, the absence of these words does not mean that the statements are not forward - looking . These forward - looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances . These forward - looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward - looking statements . Factors that might cause or contribute to a material difference include our ability to achieve the expected benefits of the spin - off of RXO, the risks discussed in our filings with the SEC, and the following : economic conditions generally ; the severity, magnitude, duration and aftereffects of the COVID - 19 pandemic, including supply chain disruptions due to plant and port shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to these factors ; our ability to align our investments in capital assets, including equipment, service centers, and warehouses and other network facilities, to our customers’ demands ; our ability to implement our cost and revenue initiatives ; the effectiveness of our action plan, and other management actions, to improve our North American LTL business ; our ability to benefit from a sale or other divestiture of one or more business units ; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies ; goodwill impairment, including in connection with a business unit sale or other divestiture matters related to our intellectual property rights ; fluctuations in currency exchange rates ; fuel price and fuel surcharge changes ; natural disasters, terrorist attacks, wars or similar incidents, including the conflict between Russia and Ukraine and increased tensions between Taiwan and China ; the impact of the prior spin - offs of GXO and RXO on the size and business diversity of our company ; the ability of the spin - off of a business unit to qualify for tax free treatment for U . S . federal income tax purposes ; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems ; our indebtedness ; our ability to raise debt and equity capital ; fluctuations in fixed and floating interest rates ; our ability to maintain positive relationships with our network of third - party transportation providers ; our ability to attract and retain qualified drivers ; labor matters ; litigation ; risks associated with our self - insured claims ; risks associated with defined benefit plans for our current and former employees ; the impact of potential sales of common stock by our chairman ; governmental regulation, including trade compliance laws, as well as changes in international trade policies, sanctions and tax regimes ; governmental or political actions, including the United Kingdom’s exit from the European Union ; and competition and pricing pressures . All forward - looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations . Forward - looking statements set forth in this document speak only as of the date hereof, and we do not undertake any obligation to update forward - looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law .

Strong fourth quarter and full year 2022 performance 4 Q4 Highlights _______________________________________________________________________________________ $1.8 billion of revenue, up 3%, and $262 million of adjusted EBITDA, up 38% YoY $0.98 adjusted diluted earnings per share, up 53% YoY $107 million free cash flow, including gross capex of $167 million LTL tonnage up 0.9% and shipment count up 1.5% YoY, both trending ahead of typical seasonality FY Highlights _______________________________________________________________________________________ $7.7 billion of revenue, up 7%, and $997 million of adjusted EBITDA, up 23% YoY $3.53, adjusted diluted earnings per share, up 82% YoY 2.1x net debt leverage at YE 2022, from 2.7x at YE 2021 1 7% improvement in LTL yield, ex fuel, and 40 bps improvement in adjusted operating ratio to 83.9%, ex real estate Delivered over $1 billion of LTL adjusted EBITDA, exceeding 2022 guidance 1 2021 on a previously reported basis, prior to the RXO spin - off Refer to "Non - GAAP Financial Measures" section on page 2 and Appendix for related information

5 Fourth quarter 2022 summary of results REVENUE $1.83 billion NET LOSS 1 $36 million DILUTED LOSS PER SHARE 2 $0.31 ADJUSTED NET INCOME 1 $ 113 million ADJUSTED DILUTED EPS 2 $ 0.98 ADJUSTED EBITDA $ 262 million CASH FLOW FROM OPERATING ACTIVITIES 3 $196 million FREE CASH FLOW $ 107 million NORTH AMERICAN LTL REVENUE $1.09 billion ADJUSTED EBITDA $252 million ADJUSTED OPERATING RATIO 4 87.1% 1 Net loss and net income from continuing operations attributable to common shareholders; net loss includes: i ) a $64 million non - cash goodwill impairment charge related to a change in the company’s segment structure following the RXO spi n - off; ii) $42 million of transaction and integration costs; and iii) $35 million of restructuring charges 2 Diluted earnings/loss from continuing operations per share 3 Net cash provided by operating activities from continuing operations 4 Excludes a $55 million gain on the sale of real estate in Q4 2022, compared with a $35 million gain in Q4 2021 Refer to the “Non - GAAP Financial Measures” section on page 2 and reconciliations for related information EUROPEAN TRANSPORTATION REVENUE $738 million ADJUSTED EBITDA $39 million BY SEGMENT

6 Full year 2022 summary of results REVENUE $7.72 billion NET INCOME 1 $184 million DILUTED EPS 2 $1.59 ADJUSTED NET INCOME 1 $ 408 million ADJUSTED DILUTED EPS 2 $ 3.53 ADJUSTED EBITDA $ 997 million CASH FLOW FROM OPERATING ACTIVITIES 3 $824 million FREE CASH FLOW $ 391 million NET LEVERAGE 2.1x TOTAL LIQUIDITY 4 $930 million 1 From continuing operations attributable to common shareholders 2 Diluted earnings from continuing operations per share 3 Net cash provided by operating activities from continuing operations 4 Includes $470 million of borrowing capacity and $460 million of cash and cash equivalents as of December 31, 2022 5 Excludes a $55 million gain on the sale of real estate in full year 2022, compared with a $62 million gain in full year 2021 Refer to the “Non - GAAP Financial Measures” section on page 2 and Appendix for related information NORTH AMERICAN LTL REVENUE $4.65 billion ADJUSTED EBITDA $1.01 billion ADJUSTED OPERATING RATIO 5 83.9% EUROPEAN TRANSPORTATION REVENUE $3.07 billion ADJUSTED EBITDA $169 million BY SEGMENT

1 An LTL leader in a bedrock industry with disciplined pricing and deep competitive moat 2 3 4 5 Why invest in XPO? Critical nationwide LTL network coverage, with in - house sources of capacity Data - driven levers of profit growth embedded in proprietary technology High - ROIC business with compelling outlook and well - defined growth strategy Results - oriented leaders with long history of transforming operations Revenue CAGR of 6% to 8% Adjusted EBITDA CAGR of 11% to 13% Adjusted operating ratio improvement of a t least 600 bps LTL targets for growth, profitability and efficiency, 2021 - 2027 7 Note: Targets are for North American LTL only and assume 8% to 12% gross capex as a percent of revenue, on average, over the nex t several years Note: Refer to Appendix for 2021 base year used to calculate adjusted EBITDA growth and adjusted operating ratio targets; for ad justed EBITDA growth and adjusted operating ratio, base year and all forecast years exclude gains on real estate sales and in clu de incremental corporate costs; for adjusted operating ratio, base year and all forecast years also exclude pension income Refer to "Non - GAAP Financial Measures" section on page 2 for additional information

Strongly positioned in North American LTL, an industry with rock - solid credentials 8 8

XPO is one of the largest carriers in a compelling industry for investment • $51 billion bedrock industry for the US economy; with 76% of share held by top 10 LTL players • Diverse demand across verticals, with secular growth drivers • Attractive pricing environment, with industry pricing positive YoY each year for over a decade • Strong service quality is key gating factor for share gains • Industry terminal capacity has stayed nearly flat for a decade, while demand had trended up 1 6% less - than - truckload (LTL) industry revenue CAGR in North America Sources: Third - party research; company filings Note: revenue CAGR is for period 2010 - 2022E 1 US terminals, includes ARCB, FDX, ODFL, SAIA, XPO and YELL; total number of service centers includes zones with doors 9

XPO moves LTL freight over 750 million miles a year for customers Note: Company data for North American LTL segment as of December 31, 2022, unless otherwise noted Refer to "Non - GAAP Financial Measures" section on page 2 and Appendix for related information 18 billion pounds of freight per year 6 2 0 million l inehaul miles run per year >12 million s hipments per year 2 7 ,000 a ccounts served 8% 2021 industry share 9% annual revenue allocated to gross capex $4. 6 billion annual r evenue 3 4 % r eturn on invested capital 10 22,0 0 0 e mployees 13,0 0 0 d rivers 2 8 ,0 0 0 t railers 294 terminals

National scale with hub - and - spoke coverage of 99% of US zip codes Note: XPO also provides service to Alaska, Hawaii and the Caribbean (not shown) 11 294 terminals, with strategic investments focused on high - demand markets Freight Assembly Centers Terminals

Strategic mix of blue - chip customers and strong base of local accounts 12 2% revenue from largest customer, low concentration risk 16 - y ear average t enure of t op 10 customers 27,000 customers as of December 31, 2022 Selected customers of XPO

XPO is well - positioned to gain share in a stable competitive landscape $8.6 $5.2 $5.1 $4.1 $3.8 $3.2 $2.5 $2.4 $2.3 $1.5 Sources: Third - party research; company filings = top 10 LTL carriers by revenue a decade ago x x x x x x x x x 13 9 largest carriers were also in top 10 a decade ago Top 10 LTL carriers by 2021 revenue $ in billions

LTL growth plan and levers 14

Invest in expanding network capacity ahead of demand Provide best - in - class service at scale to gain market share Optimize pricing and operational efficiency through proprietary technology • Expanding linehaul fleet with in - house trailer manufacturing • Investing in network capacity of 900 net new doors • Training drivers in - house at 130 XPO driver schools • Expanding sales organization • Increasing win rate and optimizing margin on contractual pricing • Capturing local account business with d ynamic pricing • Insourcing more third - party linehaul miles at optimal pace • Boosting productivity of pickup - and - delivery and dock operations 15 Executing all parts of LTL 2.0 growth plan with strong momentum • Building a world - class service organization with top satisfaction scores • Incenting terminal teams and dockworkers for excellence • Continually improving service metrics to unlock more volume ► ► ►

16 Drivers of 11% to 13% adjusted EBITDA CAGR in North American LTL, 2021 - 2027 Combination of volume gains + pricing over inflation 6% to 7% 3% to 4% 2% Operating costs optimized through technology Linehaul insourced from third parties Expected components and contributions 11% to 13% 4

$145 $197 $145 $197 $424 3.8% 5.2% 4.1% 4.8% 9.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0 100 200 300 400 500 600 700 2018 2019 2020 2021 2022 Gross capex as a % of revenue1 Gross capex ($ millions) Disciplined investing in high - return projects 17 Tractor age in years As of December 31 5.3 5.1 5.4 5.9 5.9 1 Excludes XPO’s trailer manufacturing operation 2 ROIC for six - year period 2021 through 2027 Growth plan anticipates gross capex of 8% to 12% of revenue on average for the next several years, and ROIC above 30% 2

XPO’s in - house capabilities are distinct competitive advantages Trailer manufacturing facility in Arkansas • Expanded linehaul trailer fleet by 4,700 units or 10% in 2022 • Self - sufficient for critical component of fleet capacity, instead of relying on OEMs • Added second production line in January 2022 and third line in December 2022 • Maintains OEM parts inventories for maintenance shops in the XPO network 18 Valuable ability to control capacity and timing to best meet demand National footprint of 130 commercial driver training schools • Trained over 1,700 drivers in 2022, nearly double the 2021 count • Unique advantage in combatting industrywide driver shortage • XPO - trained drivers historically have better safety records and less turnover • Dockworker - to - driver career paths and upskilling options enhance retention

XPO is winning business as a top carrier for service quality, based on customer experience H ighest employee satisfaction score in a decade at YE 2022 YoY Q4 improvement in incidence of shipment damage 17% better employee retention 19 Note: Data points are for full year 2022 unless otherwise specified 6 6 % better damage frequency 47 % of drivers have 10+ years tenure Experienced drivers are the #1 asset for service quality 100+ graduates in field management Strong leadership training channels leverage talent 54% trainee diversity in field management DE&I initiatives identify and advance promising candidates

Appendix 20

European Transportation segment • In France: the #1 full truckload (FTL) broker and the #1 pallet network (LTL) provider • In Iberia (Spain and Portugal): the #1 FTL broker and the #1 LTL provider • In the UK: a top - tier dedicated truckload provider, and the largest single - owner LTL network • Serves a diverse base of customers with consumer, trade and industrial markets, including many sector leaders that have long - tenured relationships with XPO • Range of services includes dedicated truckload, LTL, FTL brokerage, managed transportation, last mile and freight forwarding, as well as multimodal solutions that are customized to reduce CO 2 e emissions XPO’s unique pan - European transportation platform has leading positions in key geographies 21

22 The following table reconciles XPO’s net income (loss) from continuing operations attributable to common shareholders for the periods ended December 31, 2022 and 2021 to adjusted EBITDA for the same periods. 1 The goodwill impairment relates to the European Transportation reportable segment Refer to the “Non - GAAP Financial Measures” section on page 2 of this document Reconciliation of net income (loss) from continuing operations to adjusted EBITDA Financial reconciliations $ in millions (unaudited) Change % Change % Net income (loss) from continuing operations attributable to common shareholders $ (36) $ 47 -176.6% $ 184 $ 96 91.7% Debt extinguishment loss 13 - 39 54 Interest expense 32 35 135 211 Income tax provision (benefit) 8 (1) 74 11 Depreciation and amortization expense 103 96 392 385 Goodwill impairment (1) 64 - 64 - Transaction and integration costs 42 11 58 36 Restructuring costs 35 3 50 19 Other 1 (1) 1 - Adjusted EBITDA $ 262 $ 190 37.9% $ 997 $ 812 22.8% Three Months Ended December 31, Years Ended December 31, 2022 2021 2022 2021

23 The following table reconciles XPO’s net income (loss) from continuing operations attributable to common shareholders for the periods ended December 31, 2022 and 2021 to adjusted net income from continuing operations attributable to common shareholder s for the same periods. 1 The goodwill impairment relates to the European Transportation reportable segment 2 The income tax rate applied to reconciling items is based on the GAAP annual effective tax rate, excluding discrete items and c ontribution - and margin - based taxes 3 Discrete tax items reflect a tax benefit related to a tax planning initiative that resulted in the recognition of a long - term ca pital loss offset by tax expense due to valuation allowances that were recognized as a result of the spin - off of our logistics b usiness Refer to the “Non - GAAP Financial Measures” section on page 2 of this document Financial reconciliations (cont.) Reconciliation of adjusted net income and adjusted diluted earnings per share $ in millions, except per-share data (unaudited) Net income (loss) from continuing operations attributable to common shareholders $ (36) $ 47 $ 184 $ 96 Debt extinguishment loss 13 - 39 54 Unrealized loss on foreign currency option and forward contracts - - - 1 Amortization of acquisition-related intangible assets 14 14 54 55 ABL amendment cost - - - 1 Goodwill impairment (1) 64 - 64 - Transaction and integration costs 42 11 58 36 Restructuring costs 35 3 50 19 Income tax associated with the adjustments above (2) (19) - (41) (35) Discrete and other tax-related adjustments (3) - (1) - (5) Adjusted net income from continuing operations attributable to common shareholders $ 113 $ 74 $ 408 $ 222 Adjusted diluted earnings from continuing operations per share $ 0.98 $ 0.64 $ 3.53 $ 1.94 Weighted-average common shares outstanding Diluted weighted-average common shares outstanding 115 116 116 114 Incremental dilutive effect of stock-based awards 1 - - - Adjusted diluted weighted-average common shares outstanding 116 116 116 114 2022 2021 2022 2021 Three Months Ended Years Ended December 31, December 31,

24 The following table reconciles XPO’s net cash provided by operating activities from continuing operations for the periods end ed December 31, 2022 and 2021 to free cash flow for the same periods. Financial reconciliations (cont.) Reconciliation of cash flows from operating activities of continuing operations to free cash flow $ in millions (unaudited) Net cash provided by operating activities from continuing operations $ 196 $ 75 $ 824 $ 490 Payment for purchases of property and equipment (167) (90) (521) (269) Proceeds from sales of property and equipment 78 60 88 131 Free cash flow $ 107 $ 45 $ 391 $ 352 Three Months Ended Years Ended December 31, December 31, 2022 2021 2022 2021 Refer to the “Non - GAAP Financial Measures” section on page 2 of this document

25 We believe that net leverage and net debt are important measures of our overall liquidity position and are calculated by remo vin g cash and cash equivalents from our reported total debt and reporting net debt as a ratio of our adjusted EBITDA. The followin g tables calculate XPO's net leverage and net debt for the periods presented. Financial reconciliations (cont.) Reconciliation of net leverage and net debt 1 Represents amounts previously reported for the year ended December 31, 2021, prior to the RXO spin - off Refer to the “Non - GAAP Financial Measures” section on page 2 of this document $ in millions (unaudited) Reconciliation of Net Debt Total debt $ $ Less: Cash and cash equivalents Net debt $ $ Reconciliation of Net Leverage Net debt $ $ Adjusted EBITDA $ $ Net leverage December 31, 2022 December 31, 2021 As Reported (1) 2,532 3,572 460 260 2,072 3,312 Year Ended Year Ended December 31, 2022 December 31, 2021 As Reported (1) 2,072 3,312 997 1,239 2.1x 2.7x

26 The following table reconciles XPO’s operating income attributable to its North American less - than - truckload segment to adjusted operating income, adjusted operating ratio and adjusted EBITDA for the respective periods shown in the table below. Financial reconciliations (cont.) Reconciliation of North American less - than - truckload adjusted operating ratio and adjusted EBITDA Effective in the fourth quarter 2022, the financial results of the Company's trailer manufacturing operations are reported in the North American Less - Than - Truckload segment and prior period results have been recast to reflect the current presentation 1 Operating ratio is calculated as (1 – (operating income divided by revenue)) 2 Other income primarily consists of pension income 3 Adjusted operating ratio is calculated as (1 – (adjusted operating income divided by revenue)); adjusted operating margin is the inverse of adjusted operating ratio 4 Adjusted EBITDA is used by the company’s chief operating decision maker to evaluate segment profit (loss) in accordance with ASC 280 Refer to the “Non - GAAP Financial Measures” section on page 2 of this document $ in millions (unaudited) Revenue (excluding fuel surcharge revenue) $ 851 $ 840 $ 3,631 $ 3,493 Fuel surcharge revenue 242 166 1,014 632 Revenue 1,093 1,006 4,645 4,125 Salaries, wages and employee benefits 521 474 2,079 1,909 Purchased transportation 106 118 499 452 Fuel and fuel-related taxes 103 75 424 282 Other operating expenses 102 123 601 556 Depreciation and amortization 64 58 239 227 Rents and leases 24 21 92 79 Transaction and integration costs 1 - 3 1 Restructuring costs - - 5 - Operating income 172 137 703 619 Operating ratio (1) 84.2% 86.4% 84.9% 85.0% Other income (2) 15 15 60 58 Amortization expense 8 8 34 34 Transaction and integration costs 1 - 3 1 Restructuring costs - - 5 - Adjusted operating income $ 196 $ 160 $ 805 $ 712 Adjusted operating ratio (3) 82.0% 84.2% 82.7% 82.7% Depreciation expense 56 50 205 193 Other - - 2 1 Adjusted EBITDA (4) $ 252 $ 210 $ 1,012 $ 906 Gains on real estate transactions (55) (35) (55) (62) Adjusted EBITDA, excluding gains on real estate transactions $ 197 175 $ 957 $ 844 Adjusted operating income, excluding gains on real estate transactions $ 141 $ 125 $ 750 $ 650 Adjusted operating ratio, excluding gains on real estate transactions (3) 87.1% 87.7% 83.9% 84.3% Three Months Ended December 31, Years Ended December 31, 2022 2021 2022 2021

27 The following table reconciles XPO’s operating income attributable to its North American less - than - truckload segment to adjusted operating income, adjusted operating ratio and adjusted EBITDA for the respective periods shown in the table below. Financial reconciliations (cont.) Reconciliation of North American less - than - truckload adjusted operating ratio and adjusted EBITDA reflecting incremental corpora te costs 1 Th e Company anticipates allocating incremental Corporate costs of ~$80 million for the full year 2023, beginning with ~$20 million in the first quarter 2 Operating ratio is calculated as (1 – (operating income divided by revenue)) 3 Other income primarily consists of pension income 4 Adjusted operating ratio is calculated as (1 – (adjusted operating income divided by revenue)); adjusted operating margin is the inverse of adjusted operating ratio 5 Adjusted EBITDA is used by our chief operating decision maker to evaluate segment profit (loss) in accordance with ASC 280 Refer to the “Non - GAAP Financial Measures” section on page 2 of this document $ in millions (unaudited) Revenue (excluding fuel surcharge revenue) $ 3,631 $ 851 $ 931 $ 949 $ 900 $ 3,493 Fuel surcharge revenue 1,014 242 274 291 207 632 Revenue 4,645 1,093 1,205 1,240 1,107 4,125 Salaries, wages and employee benefits 2,079 521 538 524 496 1,909 Purchased transportation 499 106 123 134 136 452 Fuel and fuel-related taxes 424 103 107 120 94 282 Other operating expenses 601 102 170 161 168 556 Depreciation and amortization 239 64 60 59 56 227 Rents and leases 92 24 23 23 22 79 Transaction, integration and rebranding costs 3 1 - 2 - 1 Restructuring costs 5 - 2 - 3 - Incremental corporate costs (1) 80 20 20 20 20 80 Operating income 623 152 162 197 112 539 Operating ratio (2) 86.6% 86.1% 86.6% 84.1% 89.9% 86.9% Other income (3) 60 15 15 15 15 58 Amortization expense 34 8 9 9 8 34 Transaction, integration and rebranding costs 3 1 - 2 - 1 Restructuring costs 5 - 2 - 3 - Adjusted operating income $ 725 $ 176 $ 188 $ 223 $ 138 $ 632 Adjusted operating ratio (4) 84.4% 83.9% 84.4% 82.0% 87.5% 84.7% Depreciation expense 205 56 51 50 48 193 Other 2 - 1 1 - 1 Adjusted EBITDA (5) $ 932 $ 232 $ 240 $ 274 $ 186 $ 826 Gains on real estate transactions (55) (55) - - - (62) Adjusted EBITDA, excluding gains on real estate transactions $ 877 $ 177 $ 240 $ 274 $ 186 $ 764 Adjusted operating income, excluding gains on real estate transactions $ 670 $ 121 $ 188 $ 223 $ 138 $ 570 Adjusted operating ratio, excluding gains on real estate transactions (4) 85.6% 88.9% 84.4% 82.0% 87.5% 86.2% Pension income (59) (15) (14) (15) (15) (58) Adjusted operating income, excluding gains on real estate transactions and pension income $ 611 $ 106 $ 174 $ 208 $ 123 $ 512 Adjusted operating ratio, excluding gains on real estate transactions and pension income (4) 86.8% 90.3% 85.6% 83.2% 88.9% 87.6% December 31, December 31, September 30, June 30, March 31, Year Ended Three Months Ended 2022 2022 2022 2022 2022 2021 Year Ended December 31,

28 The following table calculates XPO's return on invested capital (ROIC) attributable to its North American less - than - truckload se gment for the periods presented. We believe that ROIC is an important metric, as it measures how effectively we deploy our capital base . R OIC is calculated as net operating profit after tax (NOPAT), divided by invested capital. NOPAT is calculated as adjusted EBITDA les s c orporate costs, depreciation expense, real estate gains and cash taxes plus operating lease interest. Invested capital is calculated a s o perating assets less non - debt liabilities. Financial reconciliations (cont.) North American less - than - truckload return on invested capital 1 XPO anticipates allocating incremental Corporate costs annually, with ~ $80 million for full year 2023 beginning in the first quarter 2 Operating lease interest is calculated as period end operating lease assets multiplied by XPO’s incremental borrowing rate, n et of tax 3 Cash taxes is calculated as the ratio of the North American Less - Than - Truckload segment’s adjusted EBITDA, excluding real estat e gains, to XPO adjusted EBITDA, multiplied by XPO’s cash paid for taxes Refer to the “Non - GAAP Financial Measures” section on page 2 of this document $ in millions (unaudited) Select income statement items Adjusted EBITDA $ 1,012 (-) Corporate costs (1) 80 (-) Depreciation 205 (-) Pension income 59 (-) Real estate gains 55 (+) Operating lease interest (2) 12 (-) Cash taxes (3) 83 Net operating profit after tax (NOPAT) $ 542 Select balance sheet items Total assets (excluding intercompany and investment in affiliates) $ 3,288 (-) Cash (5) (-) Goodwill and intangibles 1,024 Operating assets 2,269 Total liabilities (excluding intercompany) 1,119 (-) Short-term debt 18 (-) Operating lease liabilities 417 (-) Long-term debt 27 Non-debt liabilities 657 Invested capital $ 1,612 Return on invested capital 34% As of December 31, 2022 Year Ended December 31, 2022 $ in millions (unaudited) Select income statement items Adjusted EBITDA $ 1,012 (-) Corporate costs (1) 80 (-) Depreciation 205 (-) Pension income 59 (-) Real estate gains 55 (+) Operating lease interest (2) 12 (-) Cash taxes (3) 83 Net operating profit after tax (NOPAT) $ 542 Select balance sheet items Total assets (excluding intercompany and investment in affiliates) $ 3,288 (-) Cash (5) (-) Goodwill and intangibles 1,024 Operating assets 2,269 Total liabilities (excluding intercompany) 1,119 (-) Short-term debt 18 (-) Operating lease liabilities 417 (-) Long-term debt 27 Non-debt liabilities 657 Invested capital $ 1,612 Return on invested capital 34% As of December 31, 2022 Year Ended December 31, 2022

29 The company provided the following expectations for the full year 2023: • Gross capex of $500 million to $600 million • Interest expense of $185 million to $195 million • Pension income of approximately $20 million • Effective tax rate of 24% to 26% • Diluted share count of 117 million Full year 2023 planning assumptions